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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      February 10, 1999 (February 8, 1999)

                             LOGAN'S ROADHOUSE, INC.
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             (Exact name of registrant as specified in its charter)

       Tennessee                    0-26400                        62-1602074
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   (State or Other         (Commission File Number)            (I.R.S. Employer
   Jurisdiction of                                               Identification
   Incorporation)                                                    Number)


                          565 Marriott Drive, Suite 490
                           Nashville, Tennessee 37214
                           --------------------------
               (Address of principal executive offices) (zip code)

                                 (615) 885-9056
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              (Registrant's telephone number, including area code)

                                 Not applicable
                             ------------------------
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On February 8, 1999, Logan's Roadhouse, Inc., a Tennessee corporation (the "Company"), issued a press release announcing that the Agreement and Plan of Merger, dated December 10, 1998 (the "Merger Agreement"), among CBRL Group, Inc. ("CBRL"), Cracker Barrel Old Country Store, Inc. ("Cracker Barrel"), LRI Merger Corporation ("LRI") and the Company, has been amended to provide, among other things, that the closing of the merger will be set for February 16, 1999. The Company also announced that an agreement in principle to settle previously announced litigation regarding the merger had been reached.

         The amendment to the Merger Agreement and the press release announcing the amendment and the agreement in principle to settle the litigation are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

                None Required.

         (b)    Pro Forma Financial Information.

                None Required.

         (c)    Exhibits.

                99.1 Amendment to Agreement and Plan of Merger, dated February 8, 1999, by and among the Company, CBRL, Cracker Barrel and LRI.

                99.2 Form of press release issued by Logan's Roadhouse, Inc. in connection with the above-referenced transaction and litigation.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LOGAN'S ROADHOUSE, INC.


                                          By: /s/ DAVID J. McDANIEL
                                              ----------------------------------
                                                David J. McDaniel
                                              Senior Vice President of Finance,
                                              Chief Financial Officer, Secretary
                                              and Treasurer

Date: February 9, 1999









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